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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                         Date of Report: March 31, 1997



                             SBC COMMUNICATIONS INC.

                             A Delaware Corporation

                           Commission File No. 1-8610

                           IRS Employer No. 43-1301883

                    175 E. Houston, San Antonio, Texas 78205

                         Telephone Number (210) 821-4105
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Item 7.  Financial Statements and Exhibits

SBC Communications Inc. is filing herewith the following exhibits:

      (c)   Exhibits.

Exhibit
Number       Description

1 Underwriting Agreement, dated as of March 20, 1997, among SBC Communications Inc., Telefonos de Mexico, S.A. de C.V. and Salomon Brothers Inc for itself and as Representative for the several Underwriters named in Schedule I thereto.

4-a Indenture Agreement, dated as of November 1, 1994, between SBC Communications Inc. and The Bank of New York, as Trustee.

4-b SBC Communications Inc. Officers' Certificate dated March 26, 1997, setting forth the terms of the 7 3/4% Exchangeable Notes Due March 15, 2001, pursuant to Section 2.02(a) of the Indenture.

4-c          Form of Global Security
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              SBC Communications Inc.



                              By:   /s/ Donald E. Kiernan
                                    ---------------------------------
                                    Donald E. Kiernan
                                    Senior Vice President, Treasurer
                                    and Chief Financial Officer

March 31, 1997
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                                EXHIBIT INDEX
                                -------------

Exhibit No.                     Description
-----------                     -----------

1 Underwriting Agreement, dated as of March 20, 1997, among SBC Communications Inc., Telefonos de Mexico, S.A. de C.V. and Salomon Brothers Inc for itself and as Representative for the several Underwriters named in Schedule I thereto.

4-a Indenture Agreement, dated as of November 1, 1994, between SBC Communications Inc. and The Bank of New York, as Trustee.

4-b SBC Communications Inc. Officers' Certificate dated March 26, 1997, setting forth the terms of the 7 3/4% Exchangeable Notes Due March 15, 2001, pursuant to Section 2.02(a) of the Indenture.

4-c          Form of Global Security